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                                                                   EXHIBIT 10.12

                                     NEDBANK


                                  NEDBANK HOUSE
                20 ABCHURCH LANE, LONDON EC4N 7AD, UNITED KINGDOM
                       TELEPHONE (0171) 623-1077 (GENERAL)
    TELEPHONE (0171) 623 1329 (FOREX DEALERS) (0171) 623-2763 (CORP DEALERS)
                              FAX: (0171) 621-9304
              TELEX 886208, 8956177 (GENERAL) TELEX 8956269 (FOREX)
                          TELEGRAM: "VASCOGAMA" LONDON

Our Ref:  DE/KL

27th January, 1997

The Directors,
Union Transport Inc.,
P.O. Box 134,
Town Mills,
Trinity Square,
St. Peter Port,
Guernsey,
Channel Islands.

Dear Sirs,

We refer to the facility letter dated the 2nd January, 1997 from Nedcor Bank Limited ("the Bank") setting out the terms and conditions of a GBP6,620,000 multi currency multi option facility to Union Transport Inc. ("the Borrower"). We are writing to vary the terms and conditions of the facility letter as follows:

Clause 1.2 (ii) the Letter of Credit facility is amended such that this option for GBP1,520,000 or its currency equivalent shall be available for utilisation by Union Transport Corporation only.

All other terms and conditions shall remain unchanged.

Acceptance of the amended terms and conditions shall be signified by the borrower returning to the Bank within one month;

(a) the enclosed duplicate of this letter duly signed on the borrowers behalf as evidence of acceptance of the amended terms and conditions dated herein, and
(b) a certified true copy of a resolution of the borrowers board of directors;
(i) accepting the amended terms and conditions stated; and

              A DIVISION OF NEDCOR BANK LIMITED - MEMBER OF THE SFA (INCORPORATED WITH LIMITED LIABILITY IN SOUTH AFRICA)


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(ii) authorising a specified person or persons to endorse and return to the Bank the duplicate of this letter.

Yours faithfully,
For and on behalf of
Nedcor Bank Limited


/s/ Illegible                             /s/ Illegible
Authorised Signatory                       Authorised Signatory


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We, Union Transport Inc. refer to the letter dated 27th January, 1997 from
Nedcor Bank Limited to us of which the aforegoing is a copy and hereby agree to, and accept, the terms thereof.

                                For and on behalf
                             of UNION TRANSPORT INC.


              /s/  Illegible                           /s/ Illegible
              Authorised Signatory                     Authorised Signatory



                                                       Date  6 February 1997


Signed in accordance with a resolution passed by a properly constituted board meeting: a certified copy of which is attached.